                                                                    EXHIBIT 10.6

                                    SUBLEASE


1. Parties. This Sublease, dated as of September 30, 1998 is made between Cherry Communications Incorporated, an Illinois corporation, d/b/a Resurgens Communications Group ("Sublandlord"), and Maxxis Group, Inc., a Georgia corporation ("Subtenant").

2. Master Lease. Sublandlord is the tenant under a lease dated February 10, 1995, as amended March 11, 1996, wherein LaSalle National Trust, N.A. personally but solely as Trustee under Trust Agreement dated April 14, 1978 ("Master Landlord") leased to Sublandlord certain premises described as approximately 7,119 rentable square feet in that certain building (the "Building") commonly known as Printers' Square, with a street address of 600-780 S. Federal Street, 76 West Polk Street, and 75 West Harrison Street in the City of Chicago, State of Illinois (the "Master Premises").

Such lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as EXHIBIT A.

3. Premises. Sublandlord hereby subleases to Subtenant on the terms and conditions set forth in this Sublease a portion of the Master Premises consisting of a portion of the Master Premises (the "Premises"), as more particularly described in EXHIBIT B attached hereto and made a part hereof.

4. Term. The term ("Term") of this Sublease shall commence (the "Commencement Date") on October 1, 1998 and end on March 31, 2001 (the "Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease.

5. Rent.

      (i) Subtenant shall pay to Sublandlord as monthly base rent, without deduction, setoff, notice, or demand, at the address set forth in Section 10, or at such other place as Sublandlord shall designate from time to time by notice to Subtenant, the amounts per month set forth on EXHIBIT C (the "Rent"), in advance, on the first day of each month of the Term. The Rent shall be subject to upward adjustment proportional to any rent increases pursuant to the Master Lease, including without limitation Section 22 of the Master Lease.

      (ii) Subtenant recognizes that late payment of any rent or other sum due hereunder Subtenant to Sublandlord will result in administrative expense to Sublandlord, the extent of which additional expense is extremely difficult and economically impracticable to ascertain. Subtenant therefore agrees that if rent or any other payment due hereunder from Subtenant to Sublandlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid Sublandlord by Subtenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment. Subtenant


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   agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Sublandlord as a result of such late payment by Subtenant and may be charged by Sublandlord to defray such loss and expense. The provisions of this Paragraph shall not relieve Subtenant of the obligation to pay rent or other payments on or before the date on which they are due; nor do the terms of this Paragraph in any way affect Sublandlord's remedies pursuant to the other provisions of this Sublease or otherwise at law in the event said rent or other payment is unpaid after the date due.

6. Use of the Premises. The Premises shall be used and occupied only for general office purposes, and for no other use or purpose without the consent of Sublandlord, which shall not be unreasonably withheld, and the consent of the Master Landlord in accordance with the terms and conditions of the Master Lease.

7. Assignment and Subletting. Subtenant shall not hypothecate its interest in or assign this Sublease, or further sublet all or any part of the Premises without
(i) the prior written consent of Sublandlord, which shall not be unreasonably withheld, and (ii) the prior written consent of Master Landlord in accordance with the terms and provisions of the Master Lease; nor shall Subtenant permit any lien to be leased on Subtenant's interest by operation of law.

8. Other Provisions of Sublease. Except as noted elsewhere in this Sublease, all applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublandlord were the landlord thereunder, Subtenant the tenant thereunder, and the Premises the Master Premises, but incorporating such provisions herein shall not obligate Sublandlord to perform any maintenance or repair of or provide utilities or services to the Premises or be responsible for any representations or warranties of Master Landlord under the Master Lease. Subtenant assumes and agrees to perform the tenant's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Master Landlord under the Master Lease shall be considered performed by Subtenant to the extent and in the amount rent is paid to Sublandlord in accordance with Section 5 of this Sublease. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. If the Master Lease gives Sublandlord any right to terminate the Master Lease in the event of the partial or total damage, destruction, condemnation of the Master Premises or the Building or otherwise, the exercise of such right by Sublandlord shall not constitute a default or breach hereunder.

9. Attorney's Fees. If Sublandlord or Subtenant shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees actually incurred.

10. Notices. All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublandlord to Subtenant shall be sent by United States mail, postage prepaid, by overnight courier service, or by hand delivery, addressed to the Subtenant at the address set forth below, or to such other place as Subtenant may from time to time designate in a notice to the

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Sublandlord. All notices and demands by the Subtenant to Sublandlord shall be sent by United States mail, postage prepaid, by overnight courier service, or by hand delivery, addressed to the Sublandlord at the address set forth below, or to such other person or place as the Sublandlord may from time to time designate in a notice to the Subtenant.

          To Sublandlord:           Resurgens Communications Group
                                    Suite 2210
                                    945 East Paces Ferry Road
                                    Atlanta, Georgia 30326
                                    Attention:  Chief Financial Officer

          To Subtenant:             Maxxis Group, Inc.
                                    1901 Montreal Road
                                    Suite 108
                                    Tucker, Georgia 30084
                                    Attention:  Tom Cordy

11. Time Periods for Performance. Notwithstanding the provisions of Section 8 of this Sublease, the time limits contained in the Master Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of tenant under the Master Lease, or for the exercise by the tenant thereunder of any right, remedy or option incorporated herein are changed for the purpose of incorporation herein by reference by shortening the same, in each instance, by five (5) days, so that, instance, Subtenant shall have five (5) days less time to observe or perform hereunder than Sublandlord has as tenant under the Master Lease. If the Master Lease, as incorporated herein, only allows ten (10) days or less for Subtenant to perform any act or to correct any failure relating to the Premises or this Sublease, then, except in the event of an emergency, Subtenant shall nevertheless be allowed the time limit provided by the Master Lease to perform any such act or correct any such failure.

12. Performance by Sublandlord. Sublandlord covenants and agrees that it will fully and punctually pay all rent and other charges due any payable under the Master Lease as and when the same shall become due and payable.

13. Enforcement of Rights. If Master Landlord defaults in any of its obligations under the Master Lease, Subtenant shall be entitled to participate with Sublandlord in any action undertaken by Sublandlord in the enforcement of Sublandlord's rights against Master Landlord. If Sublandlord elects not to take action, whether legal action or otherwise, for the enforcement of Sublandlord's rights against Master Landlord, Subtenant shall have the right to take such action in its own name and, for that purpose and only to such extent, all the rights of Sublandlord under the Master Lease with respect to the Premises shall be and are hereby conferred upon and assigned to Subtenant, and Subtenant shall be subrogated to such rights to the extent they apply to the Premises.


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14. Delivery of Possession. Subject to the provisions of Section 25, the
Premises shall be delivered in their "as is" condition, broom clean, as of the Commencement Date. Subtenant acknowledges that it has inspected the Premises and found them to be in acceptable condition. In the event that Sublandlord fails to deliver possession of the Premises to Subtenant within thirty (30) days of the Commencement Date, Subtenant may terminate this Sublease upon written notice to Sublessor and upon the giving of such notice, shall have no further liability to Sublessor hereunder.

15. Cross Default. In the event either party defaults under other agreements with the other party, then the non-defaulting party may terminate this Sublease upon giving written notice thereof to the other party, which termination shall be effective upon receipt.

16. Subtenant's Indemnity. Subtenant shall defend, indemnify and hold harmless Sublandlord, its partners, employees, and agents, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney's fees, that Sublandlord, its partners, employees and agents actually incur by reason of or arising out of or related to the breach by Subtenant of any of the duties, obligations, liabilities or covenants applicable to Subtenant hereunder, Subtenant's occupancy or use of the Premises, any alterations, additions or modifications made to the Premises by Subtenant or Subtenant's negligence or willful misconduct; provided, however, that this Section 16 shall not apply to matters arising out of or resulting from the negligence or willful misconduct of Landlord or its agents or employees. This indemnification shall survive termination of this Sublease.

17. Limitations on Sublandlord.

      (i) Subtenant acknowledges that Sublandlord has made no representations or warranties with respect to the Building or the Premises except as expressly provided in this Sublease.

      (ii) If Sublandlord assigns its leasehold estate in the Master Premises with Master Landlord's consent, Sublandlord shall have no obligation to Subtenant arising thereafter, provided that such assignee agrees in writing to be bound by the terms and conditions of this Sublease. Subtenant shall then recognize Sublandlord's assignee as sublessor under this Sublease.

18. Subtenant's Obligations upon Termination of this Sublease. Subtenant shall keep the Premises in good order and condition and, at the expiration or sooner termination of this Sublease, shall surrender and deliver up the same, "broom clean" and in good order and condition, ordinary wear and tear and damage by fire and other casualty excepted. Subject to the preceding sentence, Subtenant may, and shall, if requested by Sublandlord, restore the Premises to their condition as of the Commencement Date. Subtenant shall repair any damage to the Premises or the Building caused by Subtenant's move into the Premises, the removal from the Premises of any property by or on behalf of Subtenant, and any damage otherwise caused by Subtenant.

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19. Subordination to the Master Lease. This Sublease is expressly subject and subordinate to the Master Lease. Subtenant acknowledges that it has received a copy, and has reviewed the terms of, the Master Lease. In addition to Subtenant's, obligations under this Sublease and to the extent not inconsistent with this Sublease, Subtenant shall observe and perform all of the terms, covenants and conditions of the Master Lease which Sublandlord, as tenant under the Master Lease, is obligated to observe and perform with respect to the Premises, except for the payment of rent thereunder, as such terms, covenants and conditions of the Master Lease are incorporated herein pursuant to Section 8 of this Sublease. Subtenant shall not do, omit to do, or permit to be done or omitted any act in or related to the Premises which could or does constitute a breach or default under the terms of the Master Lease. If any of the express provisions of this Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in favor of the express provisions of this Sublease.

20. Sublandlord's Access. Sublandlord and its agents and employees and Master Landlord shall have the right to enter the Premises in the event of an emergency, and at other reasonable times, from time to time, upon reasonable notice to Subtenant (which notice may be oral) to ascertain whether Subtenant is in compliance with the provisions of this Sublease, to make such repairs as Sublandlord deems necessary, and, in the case of Master Landlord, to exhibit the Premises to prospective tenants during the last twelve (12) months of the Term.

21. Consent or Approval of Master Landlord. If the consent or approval of Master Landlord is required under the Master Lease with respect to any matter relating to the Premises, it shall also be required hereunder. Subtenant shall be required first to obtain the consent or approval of Sublandlord with respect thereto and, if Sublandlord grants such consent or approval, such consent may be conditioned upon receipt of Consent or approval delivered to Master Landlord. Subtenant shall be required to deliver to Sublandlord a copy of any request for consent or approval delivered to Master Landlord and Master Landlord's response thereto within five (5) days of delivery or receipt, as the case may be. Sublandlord shall, if requested, assist Subtenant in obtaining such consent or approval from Master Landlord, but Sublandlord shall not be responsible for obtaining such consent or approval or any costs or expenses in connection therewith.

22. Right to Cure Subtenant's Defaults. If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder, then Sublandlord shall have the right, but not the obligation, after the lesser of five (5) days' notice to Subtenant or the time within which Master Landlord may act on Sublandlord's behalf under the Master Lease, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublandlord shall deem reasonably necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other professionals, and incur and pay attorneys' fees and other costs reasonably required in connection therewith. Subtenant shall pay to Sublandlord upon demand all sums so paid by Sublandlord and all incidental costs and expenses of Sublandlord in connection therewith.


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23. Survival. Except as otherwise set forth in this Sublease, any obligations of
Subtenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Sublandlord), shall survive the expiration or sooner termination of this Sublease, and Subtenant shall immediately reimburse Sublandlord for any expense incurred by Sublandlord in curing Subtenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Sublandlord following the expiration or earlier termination of this Sublease). Subtenant shall have reciprocal rights in all respects as to Sublandlord under this Section 23.

24. Brokers. Sublandlord and Subtenant warrant and represent that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Sublease, and that they know of no other real estate broker or agent who is or might be entitled to a commission in connection with this Sublease. Sublandlord and Subtenant each agree to indemnify, defend and hold the other party harmless from and against any and all liabilities or expenses, including reasonable attorneys' fees and costs actually incurred, arising out of or in connection with a breach of the representation contained in this section.

25. Compliance with Applicable Laws. Sublandlord shall be responsible for, and shall indemnify and hold Subtenant harmless from and against, any and all losses, damages, claims, expenses (including reasonable attorneys' fees) or costs resulting from a failure to comply with any law, regulation, ordinance or code applicable to the Premises (or the condition thereof) up to the Commencement Date; provided, however, that Sublandlord shall not be responsible for any noncompliance arising from a material change to the law, regulation, ordinance or code at issue from or after the Commencement Date, nor any noncompliance arising from Subtenant's specific use or occupancy of the Premises. Subject to the foregoing, Subtenant shall be responsible for compliance with all laws, regulations, codes or ordinances applicable to the Premises from and after the Commencement Date.

26. Use and Enjoyment of Amenities. This Sublease shall entitle Subtenant to the use and enjoyment of all amenities associated with the Premises under the Master Lease, including, without limitation, use of common areas and facilities, access to services and utilities provided to other tenants of the Building and parking rights specifically associated with the Premises. Subtenant's use and enjoyment of such amenities shall be equal, on a proportional basis, at all times to that of Sublandlord's during the Term.

27. Quiet Enjoyment. Provided that Subtenant is not in default of this Sublease (subject to any applicable notice and cure period under the Master Lease), Sublandlord covenants that Subtenant shall have the right to, and Sublandlord shall warrant and defend Subtenant in, the exclusive possession and quiet enjoyment of the Premises during the Term against any and all claims made by, through or under Sublandlord.

28. Default by Sublandlord. Sublandlord shall take no action or fail to take a required action which would cause a default under the Master Lease and shall indemnify, defend and hold Subtenant harmless from and against any and all losses, damages, claims expenses


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(including reasonable attorneys' fees) and costs (including court costs)
actually incurred by Subtenant as a result thereof. Sublandlord shall immediately deliver copies of all notices of default under the Master Lease to Subtenant.

29. Termination of Master Lease. In the event the Master Lease is terminated, this Sublease may be terminated upon written notice by either party to the other and in such event, neither party, provided it is not responsible for a default causing such termination of the Master Lease, shall have any further obligation or liability to the other arising out of this Sublease except for rights or obligations accruing prior to the termination of this Sublease. Sublandlord shall forward a copy of any notice of termination of the Master Lease to Subtenant promptly upon receipt.

30. Services. Subtenant shall receive directly from the Master Landlord all services and utilities and the performance of all obligations which the Master Landlord is required to provide in and for the benefit of the Premises. Sublandlord agrees to cooperate with Subtenant in good faith in dealings with and notices to Master Landlord regarding services, utilities, maintenance and repair of the Premises. Subtenant agrees that, in cooperation with the Sublandlord, it shall look solely to the Master Landlord for the rendition of all such services (including special or additional services) and the performance of all obligations required to be furnished and performed in the Premises; provided, however, that upon a failure by Master Landlord to cure any material breach of its obligations with respect to the Premises within a reasonable time after receipt of written notice of such breach, such time not to exceed thirty
(30) days, Subtenant shall be entitled to terminate this Sublease and shall have no further liability to Sublandlord hereunder.

31. Insurance. Subtenant shall obtain and maintain insurance policies identical to those required to be maintained by Sublandlord as "Tenant" pursuant to the Master Lease.

32. Abatement of Rent. Should Sublandlord receive an abatement of Rent under the Master Lease, such abatement shall be passed through and inure to the benefit of Subtenant.

33. Choice of Law. This Sublease shall be governed by the laws of the State of Illinois without regard to conflicts of laws.

34. Corporate Authority. Each individual executing this Sublease on behalf of Sublandlord or Subtenant represents and warrants that he or she is duly authorized to execute and deliver this Sublease on behalf of such party.

35. Capitalized Terms. Capitalized terms not defined herein shall have the meanings ascribed to them in the Master Lease.

36. No Defaults. Sublandlord represents and warrants to Subtenant that, as of the Sublandlord's execution and delivery of this Sublease and the Commencement Date, there exists (a) no default on the part of Sublandlord under the Master Lease, (b) no circumstance which, upon the giving of notice or passage of time or both, would comprise a default on the


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part of Sublandlord under the Master Lease, and (c) to Sublandlord's knowledge, no default on the part of Master Landlord.

37. Exclusions from Master Lease. The following provisions are excluded from the Master Lease:

   (i) Section 4. Subtenant shall not be required to pay a security deposit.

   (ii) Section 5.4. Subtenant shall be entitled to use the electric and telephone facilities currently serving the Premises. However, Subtenant shall contract directly with the appropriate service providers for such utilities.

   (iii) Section 10.2. Sublandlord shall not exercise the rights of Master Landlord to discharge any lien against the Premises as otherwise permitted or caused by Subtenant unless Subtenant has received thirty (30) days notice of the existence of such lien.

   (iv) Section 12.2. Upon an event of default by Subtenant, Sublandlord shall be entitled to collect Rent as it becomes due under the Sublease and shall not be entitled to collect the balance of Rent due under the Sublease on an accelerated basis.

   (v) Section 15.4. Should any or all of the Premises be damaged by fire or other casualty and this Sublease not be terminated, Subtenant shall have the right, but not the obligation, to restore leasehold improvements and personal property within the Premises to their condition existing prior to such casualty.

   (vi) Section 19. Sublandlord shall not exercise any right of Master Landlord under this section without the prior consent of Subtenant, which consent shall not be unreasonably withheld.

   (vii) Section 26.4. Sublandlord shall be bound by the terms of any endorsement or statement on any check or letter accompanying such check tendered by Subtenant upon acceptance and cashing of such check by Sublandlord.

   This Sublease has been executed on the day and year first written above.

SUBLANDLORD:                                SUBTENANT:

RESURGENS COMMUNICATIONS GROUP              MAXXIS GROUP, INC.


By:      /s/ John D. Philips                By:      Tom Cordy
   -------------------------------             --------------------------------
Name:    John D. Phillips                   Name:    Tom Cordy
Title:   President and                      Title:   President and
         Chief Executive Officer                     Chief Executive Officer


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                                    EXHIBIT A


                          PRINTERS' SQUARE OFFICE LEASE


                           CHERRY COMMUNICATIONS, INC.
                             AN ILLINOIS CORPORATION





12-01-85/2-10-95


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                                TABLE OF CONTENTS



1.  BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS........................................................................1

2.  PREMISES AND TERM............................................................................................................2

3.  RENT.........................................................................................................................4

4.  SECURITY DEPOSIT.............................................................................................................4

5.  SERVICES.....................................................................................................................4

6.  POSSESSION, USE AND ENJOYMENT................................................................................................6

7.  CONDITION OF PREMISES........................................................................................................7

8.  ASSIGNMENT AND SUBLETTING....................................................................................................7

9.  MAINTENANCE..................................................................................................................8

10. ALTERATIONS AND IMPROVEMENTS SUBSEQUENT TO INITIAL OCCUPANCY.................................................................9

11. WAIVER OF CLAIMS AND INDEMNITY..............................................................................................10

12. LANDLORD'S REMEDIES.........................................................................................................11

13. SURRENDER OF PREMISES.......................................................................................................12

14. HOLDING OVER................................................................................................................13

15. DAMAGE BY FIRE OR OTHER CASUALTY............................................................................................13

16. EMINENT DOMAIN...............................................................................................................14

17. TENANT'S INSURANCE...........................................................................................................15

18. RULES AND REGULATIONS........................................................................................................16

19. LANDLORD'S RIGHTS............................................................................................................18

20. ESTOPPEL CERTIFICATE.........................................................................................................19

21. RELOCATION OF TENANT.........................................................................................................20

22. ADJUSTMENTS TO MONTHLY BASE RENT.............................................................................................20

23. REAL ESTATE BROKERS..........................................................................................................24

24. SUBORDINATION AND ATTORNMENT.................................................................................................25

25. NOTICES......................................................................................................................25

26. MISCELLANEOUS................................................................................................................26

27. PARKING......................................................................................................................27

28. EXCULPATION..................................................................................................................27

                                  OFFICE LEASE


1. BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS

   1.1. BASIC LEASE PROVISIONS

      A. Buildings and Address:

         Printers' Square
         600-780 So. Federal Street, 76 West Polk Street
         and 75 West Harrison Street
         Chicago, Illinois  60605

      B. Landlord and Address:

         LaSalle National Trust, N.A., not personally, but solely as Trustee under Trust Agreement dated April 14, 1978 and known as Trust Number 54214
         c/o Anvan Realty & Management Company
         1901 South Meyers Road, Suite 520
         Oakbrook Terrace, Illinois 60181

      C. Tenant and Current Address:

         Cherry Communications, Inc., an Illinois corporation
         2205 Enterprise Drive, Suite 501
         Westchester, IL  60154

      D. Date of Lease: February 10, 1995

      E. Lease Term: Five (5) Years

      F. Commencement Date of Term: March 1, 1995

      G. Expiration Date of Term: February 28, 2000

      H. Monthly Base Rent:

         Commencing March 1, 1995, to and including February 28, 1996, Tenant shall pay Monthly Base Rent in the amount of Three Thousand Five Hundred Forty-Nine and no/100 Dollars ($3,549.00) per calendar month ($14.00 per square foot; $42,588.00 per annum); provided, however, if Tenant is not in default under the covenants, terms and conditions of this Lease, Monthly Base Rent in the amount of $3,549.00 shall be abated for the period of March 1, 1995 to and including June 30, 1995 (4 months). Notwithstanding the foregoing, Base Rent for the month of July, 1995 shall be due and payable upon Tenant's signing of this Lease.

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         Commencing March 1, 1996, to and including February 28, 1997, Tenant shall pay Monthly Base Rent in the amount of Three Thousand Six Hundred Fifty-Five and 47/100 Dollars ($3,655.47) per calendar month ($14.42 per square foot; $43,865.64 per annum).

         Commencing March 1, 1997, to and including February 28, 1998, Tenant shall pay Monthly Base Rent in the amount of Three Thousand Seven Hundred Sixty-Four and 48/100 Dollars ($3,764.48) per calendar month ($14.85 per square foot; $45,173.70 per annum).

         Commencing March 1, 1998, to and including February 28, 1999, Tenant shall pay Monthly Base Rent in the amount of Three Thousand Eight Hundred Seventy-Eight and 55/100 Dollars ($3,878.55) per calendar month ($15.30 per square foot; $46,542.60 per annum).

         Commencing March 1, 1999, to and including February 28, 2000, Tenant shall pay Monthly Base Rent in the amount of Three Thousand Nine Hundred Ninety-Five and 16/100 Dollars ($3,995.16) per calendar month ($15.76 per square foot; $47,941.92 per annum).

      I. Rentable Area Of The Premises: 3,042 Square Feet

      J. Security Deposit: Three Thousand Five Hundred Forty-Nine Dollars ($3,549.00)

      K. Floor: Third Floor, Suite 301

      L. Option: None

   1.2. IDENTIFICATION OF EXHIBITS. The exhibits set forth below and attached to this Lease are incorporated in this Lease by this reference:

        EXHIBIT A - Plan of Premises

2. PREMISES AND TERM

   2.1. LEASE OF PREMISES; DESCRIPTION OF COMPLEX. Landlord leases to Tenant and Tenant leases from Landlord the premises (the "Premises") shown on Exhibit A, which are or will be contained in the Buildings (the "Buildings") located at the address stated in 1.1.A., which Buildings are part of an office, commercial and apartment building complex known as Printers' Square and located at 600-780 South Federal Street, 76 West Polk Street and 75 West Harrison Street, Chicago, Illinois, upon the following terms and conditions. For purposes of this

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

      Lease, "Complex" shall mean all land, Buildings and improvements, including the "Common Areas" (hereinafter defined) comprising Printers' Square.

      A. The office and commercial area of the Complex means:

          (1) The entire first floor of the entire Complex with entrance ways at the following addresses: 76 West Polk, 700 South Federal, 620 South Federal, 600 South Federal and 75 West Harrison Streets.

          (2) The entire second and third floors at 600 South Federal, 620 South Federal and 640 South Federal Streets.

          (3) The entire fourth floor at 600 South Federal and 620 South Federal Streets.

          (4) The entire fifth, sixth, seventh and eighth floors at 620 South Federal Street.

      B. The residential area of the Complex means:

          (1) The entire second floor at 780 South Federal Street, 740 South Federal Street and 680 South Federal Street.

          (2) The entire third floor at 780 South Federal Street, 740 South Federal Street and 680 South Federal Street.

          (3) The entire fourth floor at 780 South Federal Street, 740 South Federal Street, 680 South Federal Street and 640 South Federal Street.

          (4) The entire fifth, sixth, seventh and eighth floors at 780 South Federal Street, 740 South Federal Street, 680 South Federal Street and 640 South Federal Street.

          (5) The entire ninth floor at 780 South Federal Street, 740 South Federal Street and 680 South Federal Street.

          (6) The entire tenth, eleventh and twelfth floors at 780 South Federal Street and 740 South Federal Street.

     2.2. TERM. The term of this Lease (the "Term") shall commence on the date (the "Commencement Date"), which is the earlier to occur of the date stated in section 1.1.F, or the date Tenant first occupies all or part of the Premises for the conduct of business. The Term shall expire on the date (the "Expiration Date") stated in section 1.1.G, unless sooner terminated, as otherwise provided in this Lease.

3. RENT. Tenant agrees to pay to Landlord at the office of the managing agent (the "Manager") of the beneficiary of Landlord (the "Beneficiary"), or at such other place designated by Landlord, without any prior notice or demand and without any deduction or setoff whatsoever, base rent at the initial monthly rate stated in section 1.1.H ("Monthly Base Rent"). Monthly Base Rent is subject to adjustment pursuant to section 22.2, and as adjusted is called "Adjusted Monthly Base Rent". Adjusted Monthly Base Rent shall be paid monthly in advance on the first day of each month of the Term, except that the first installment of Monthly Base Rent shall be paid by Tenant to Landlord upon execution of this Lease by Tenant. Adjusted Monthly Base Rent shall be prorated for partial months within the Term. All charges, costs and sums required to be paid by Tenant to Landlord under this Lease, in addition to Adjusted Monthly Base Rent shall be considered additional rent, and Adjusted Monthly Base Rent and additional rent shall be collectively called "Rent". Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease.

4. SECURITY DEPOSIT. As security for the performance of its obligations under this Lease, Tenant, upon its execution of this Lease, had paid to a representative of the Landlord a security deposit (the "Security Deposit") in the amount stated in section 1.1.J. The Security Deposit may be applied by Landlord to cure any default of Tenant under this Lease, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by promptly paying to Landlord the amount so applied. Landlord shall not pay any interest on the Security Deposit. Within forty-five (45) days after the Expiration Date, Landlord shall return to Tenant the balance, if any, of the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent or a measure of damages for any default by Tenant under this Lease, nor shall it be a bar or defense to any action which Landlord may at any time commence against Tenant.

5.   SERVICES.

     5.1. LANDLORD'S GENERAL SERVICES. Landlord shall provide the following services:

          A. heat and air-conditioning in the Premises, Monday through Friday, from 8:00 A.M. to 6:00 P.M., excluding national holidays, to the extent necessary for the comfortable occupancy of the premises under normal business operations and in the absence of the use of machines or equipment which affect the temperature otherwise maintained in the Premises, subject, however, to applicable legal requirements and restrictions;

          B. city water from the regular Buildings fixtures for drinking, lavatory and toilet purposes only;

          C. customary cleaning and janitorial services in the Premises, Monday through Friday, excluding national holidays;

          D. customary cleaning, mowing, groundskeeping, snow removal and trash removal in the "Common Areas" (hereinafter defined);

          E. washing of windows in the Premises, inside and outside at reasonable intervals;

          F. adequate passenger elevator service in common with other tenants of the Buildings and freight elevator service subject to scheduling by Landlord;

          G. heating, air-conditioning and lighting of Common Areas (House Meter); and

          H. security services, the nature and extent of which shall be determined by Landlord in its sole discretion.

     5.2. ADDITIONAL AND AFTER-HOUR SERVICES. Landlord shall not be obligated to furnish any services or utilities, other than those stated in section
          5.1 above. If Landlord elects to furnish services or utilities requested by Tenant in addition to those listed in section 5.1 or at times other than those stated in section 5.1, Tenant shall pay to Landlord the prevailing charges for such services and utilities, within ten (10) days after billing. If Tenant fails to make any such payment, Landlord may, without notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of such additional or after-hour services. No such discontinuance of any service shall result in any liability of Landlord to Tenant or be considered an eviction or a disturbance of Tenant's use of the Premises.

     5.3. DELAYS IN FURNISHING SERVICES. If, as a result of any failure to furnish or delay in furnishing any of the services described in section 5.1, the Premises are rendered substantially untenantable for a period of 72 consecutive hours and the Tenant is unable to occupy the Premises due to such untenantability, then, commencing upon the expiration of said 72-hour period, Adjusted Monthly Base Rent shall abate for the duration of such untenantability until normal services are resumed. Tenant agrees that Landlord shall not be liable for damages for failure to furnish or delay in furnishing any service if attributable to any of the causes described in section 26.7. In addition, no such failure or delay shall be considered to be an eviction or disturbance of Tenant's use or possession of the Premises, or relieve Tenant from its obligation to pay all Rent when due or from any other obligations of Tenant under this Lease, except as stated in the first sentence of this section.

     5.4. TENANT'S UTILITIES. Tenant shall make arrangements directly with the telephone company and the public utility electric company servicing the Buildings for telephone service and all electric power or current in the Premises desired by Tenant. Tenant shall pay for all telephone and electric service (other than for the services provided under section 5.1.A) used or consumed in the Premises, including the cost of installation of any separate meters. Tenant shall also pay for the maintenance and replacement of all light fixtures, electrical switches, electrical outlets, lamps, bulbs, tubes, ballasts and starters located in the Premises.

6.   POSSESSION, USE AND ENJOYMENT

     6.1. POSSESSION AND USE OF PREMISES. Tenant shall be entitled to possession of the Premises upon the Commencement Date of the Lease. Tenant shall occupy and use the Premises for general office purposes only. Tenant shall not occupy or use the Premises or permit the use or occupancy of the Premises for any purpose or in any manner which:

          A. is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule (including the Board of Fire Underwriters);

          B.   may be dangerous to persons or property;

          C. may invalidate or increase the amount of premiums for any policy of insurance affecting the Buildings or the Complex, and if any additional amounts of insurance premiums are so incurred, Tenant shall pay to Landlord the additional amounts on demand; or

          D. may create a nuisance, disturb any other tenant of the Buildings or the Complex or the occupants of neighboring property or injure the reputation of the Buildings or the Complex.

     6.2. QUIET ENJOYMENT. So long as Tenant is not in default under this Lease, Tenant shall be entitled to peaceful and quiet enjoyment of the Premises, subject to the terms of this Lease.

     6.3. COMMON AREAS

          A. For purposes of this Lease "Common Areas" shall mean all areas, improvements, space, equipment and special services in or at the Complex provided by Landlord for the common or joint use and benefit of tenants, customers, and other invitees, including, without limitation, driveways, entrances and exits, retaining walls, landscaped areas, truck serviceways or tunnels, loading docks, pedestrian walkways, walls, malls, courtyards, concourses, stairs, ramps, sidewalks, washrooms, signs identifying or advertising the Complex, maintenance and utility rooms and closets, hallways, lobbies, elevators and their housing and rooms, common window areas, walls and ceiling in Common Areas, and trash or rubbish areas.

          B. Provided Tenant is not in default under this Lease, Tenant shall be entitled to use, in common with others entitled thereto, the Common Areas as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease and to the rules and regulations for the use thereof as may be prescribed from time to time by Landlord. If the size or configuration of the Common Areas is diminished or altered, Landlord shall not be liable to Tenant therefor, nor shall Tenant be entitled to any compensation or diminution or abatement of Adjusted Monthly Base Rent, nor shall such diminution or alteration of the Common Areas be considered a constructive or actual eviction.

7. CONDITION OF PREMISES. Tenant shall notify Landlord in writing within thirty (30) days after Tenant takes possession of the Premises of any defects in the Premises claimed by tenant. Except for defects stated in such notice and latent defects, Tenant shall be conclusively presumed to have accepted the Premises in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Premises. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises, the Buildings, the Common Areas or the Complex and no representation regarding the condition of the Premises, the Buildings, the Common Areas or the Complex has been made by or on behalf of Landlord to Tenant, except as stated in this Lease.

8.   ASSIGNMENT AND SUBLETTING

     8.1. ASSIGNMENT AND SUBLETTING. Without the prior written consent of Landlord, Tenant shall not sublease the Premises, or assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Lease or the interest of Tenant in this Lease, in whole or in part, by operation of law or otherwise. If Tenant desires to assign this Lease or enter into any sublease of the Premises, Tenant shall deliver written notice of such intent to Landlord, together with a copy of the proposed assignment or sublease at least sixty (60) days prior to the effective date of the proposed assignment or commencement date of the term of the proposed sublease. Any approved sublease shall be expressly subject to the terms and conditions of this Lease, and Tenant shall pay Landlord on the first day of each month during the term of the sublease the excess of all rent and other consideration due from the subtenant for such month over that portion of the Adjusted Monthly Base Rent due under this Lease for said month, which is allocable on a square footage basis to the space sublet. In the event of any approved sublease or assignment, Tenant shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any renewal term of this Lease. For purposes of this Section, an assignment shall be considered to include a change in the majority ownership or control of Tenant if Tenant is a partnership or a corporation whose shares of stock are not traded publicly.

     8.2. RECAPTURE AGREEMENT. If Tenant desires to enter into any sublease of the Premises, Landlord shall have the option to exclude from the Premises covered by this Lease, the space proposed to be sublet by Tenant, effective as of the proposed commencement date of sublease of said space by Tenant. Landlord may exercise said option by giving Tenant written notice within twenty (20) days after receipt by Landlord of Tenant's notice of the proposed sublease. If Landlord exercises said option, Tenant shall surrender possession of the proposed sublease space to Landlord on the effective date of exclusion of said space from the Premises covered by this Lease, and neither party hereto shall have any further rights or liabilities with respect to said space under this Lease. Effective as of the date of exclusion of any portion of the Premises covered by this Lease pursuant to this paragraph, (i) the Monthly Base Rent specified in section 1.1.H shall be reduced in the same proportion as the number of square feet of the rentable area contained in the portion of the Premises so excluded bears to the number of square feet of rentable area contained in the Premises immediately prior to such exclusion, and (ii) the rentable area of the Premises specified in section 1.1.I shall be decreased by the number of square feet of rentable area contained in the portion of the Premises so excluded, for all purposes under this Lease.

9.   MAINTENANCE

     9.1. LANDLORD'S MAINTENANCE. Landlord, at its expense, shall maintain and make necessary repairs to the structural elements and exterior windows of the Buildings and the Common Areas, and, subject to section 5.4, the electrical, plumbing, heating, ventilation and air-conditioning systems therein, except that:

          A. Landlord shall not be responsible for the maintenance, repair or replacement of any such systems which are located within the Premises and are supplemental or special to the Buildings' standard system, whether installed pursuant to any Work Agreement or otherwise, or floor or wall coverings in the Premises; and

          B. the cost of performing any of said maintenance or repairs caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, or the failure of Tenant to perform its obligations under this Lease shall be paid by Tenant, except to the extent of insurance proceeds, if any, actually collected by Landlord with regard to the damage necessitating such repairs.

     9.2. TENANT'S MAINTENANCE. Tenant, at its expense, shall keep and maintain the Premises in good order, condition and repair and in accordance with all applicable legal, governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters).

     9.3. MAINTENANCE OF COMMON AREAS. The Common Areas shall at all times be subject to the exclusive control, management, operation and maintenance of Landlord. Landlord shall have the right from time to time to establish, modify and enforce rules and regulations with respect to the Common Areas. Tenant agrees to comply with such rules and regulations, to cause its officers, agents, contractors and employees to so comply. Landlord shall have the right to construct, maintain and operate lighting facilities in and on the Common Areas; to police the same; from time to time to change the area, level, location or arrangement of parking areas, loading docks, pedestrian walkways, walls, malls, concourses, stairs, ramps, washrooms and other facilities located in the Common Areas; to close all or any portion of the Common Areas to such extent as may, in the opinion of Landlord, be legally sufficient to prevent a dedication thereof or accrual of any rights to any person or the public therein; to close temporarily all or any part of the parking areas or parking facilities; and to do and perform such other acts in and to the Common Areas as, in the exercise of good business judgment, Landlord shall determine to be advisable. Landlord will operate and maintain the Common Areas in such manner as Landlord, in its sole discretion, shall determine from time to time.

10.  ALTERATIONS AND IMPROVEMENTS SUBSEQUENT TO INITIAL OCCUPANCY

     10.1. TENANT'S ALTERATIONS SUBSEQUENT TO INITIAL OCCUPANCY. Tenant shall not, without the prior written consent of Landlord, make or cause to be made any alterations, improvements, additions or installations in or to the Premises subsequent to the initial occupancy of the Premises or the Buildings by Tenant. If Landlord so consents, before commencement of any such work or delivery of any materials into the Premises or the Building, Tenant shall furnish to Landlord for approval: architectural plans and specifications, names and addresses of all contractors, contracts, necessary permits and licenses, certificates of insurance and instruments of indemnification against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, all in such form and amount as may be satisfactory to Landlord. In addition, prior to commencement of any such work or delivery of any materials into the Premises, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord of Tenant's ability to pay for such work and materials in full, and, if requested by Landlord, shall deposit with Landlord at such time such security for the payment of said work and materials as Landlord may require. Tenant agrees to hold Landlord, the Beneficiary, the Manager and their respective agents and employees forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. All such work shall be done only by contractors or mechanics approved by Landlord and at such time and in such manner as Landlord may from time to time designate. Tenant shall pay the cost of all such work. Upon completion of such work, Tenant shall furnish Landlord with contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended. All such work shall be in compliance with all applicable legal, governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters), and all requirements of applicable insurance companies. All such work shall be done in a good and workmanlike manner and with the use of good grades of materials.

          Tenant shall permit Landlord, if Landlord so desires, to supervise construction operations in connection with such work; provided, however, that such supervision or right to supervise by Landlord shall not constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or impose any liability upon Landlord in connection with the performance of such work. All alterations, improvements, additions and installations to or on the Premises shall (subject to section 13) become part of the Premises at the time of their installation and shall remain in the Premises at the expiration or termination of Tenant's right of possession of the Premises, without compensation or credit to Tenant.

    10.2. LIENS. Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Complex, the Buildings, the Common Areas, the land which comprises the Complex, the Premises or any part of such property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall have five (5) days after such filing to either have such lien or claim for lien released of record or shall deliver to Landlord a bond or other security in form, content, amount and issued by a company satisfactory to Landlord indemnifying Landlord, the Beneficiary and others designated by Landlord against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien or claim for lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

11.  WAIVER OF CLAIMS AND INDEMNITY

    11.1. WAIVER. To the full extent permitted by law, Tenant hereby releases and waives all claims against Landlord, the Beneficiary, the Manager and their respective agents and employees for injury or damage to person, property or business sustained in or about the Complex, the Buildings or the Premises by Tenant, its agent or employees other than damage caused by the negligence of Landlord, the Beneficiary, the Manager or their respective agents or employees.

    11.2. INDEMNIFICATION. Tenant agrees to indemnify and hold harmless Landlord, the Beneficiary, the Manager and their respective agents and employees, from and against any and all liabilities, claims, demands, costs and expenses of every kind and nature (including attorneys' fees), including those arising from any injury or damage to any person, property or business (i) sustained in or about the Premises,
          (ii) resulting from the negligence of Tenant, its employees, agents, servants, invitees, licensees or subtenants, or (iii) resulting from the failure of Tenant to perform its obligations under this Lease; provided, however, Tenant's obligations under this Section shall not apply to injury or damage resulting from the negligence of Landlord, the Beneficiary, the Manager or their respective agents or employees. If any such proceeding is brought against Landlord, the Beneficiary, the Manager or their respective agents or employees, Tenant covenants to defend such proceeding at its sole cost by legal counsel reasonably satisfactory to Landlord, if requested by Landlord. The indemnity herein set forth shall apply, without limitation, to the performance of Tenant's Alterations Subsequent to Initial Occupancy set forth in section 10.1.

12.  LANDLORD'S REMEDIES

    12.1. EVENTS OF DEFAULT. Each of the following shall constitute an event of default by Tenant under this Lease:

          Tenant fails to pay any Rent, or any installment of Rent, when due; Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by Tenant and fails to cure such default within ten (10) days after written notice to Tenant; the interest of Tenant in this Lease is levied upon under execution or other legal process; a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan or reorganization or arrangement under any Chapter of the Bankruptcy Code, or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, or any petition is filed or other action taken to reorganize or modify Tenant's capital structure or upon the dissolution of Tenant; Tenant is declared insolvent by law or any assignment of Tenant's property is made for the benefit of creditors; a receiver is appointed for Tenant or Tenant's property; or Tenant abandons the Premises.

    12.2. LANDLORD'S REMEDIES. Upon the occurrence of an event of default by tenant under this Lease, Landlord, at its option, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity:

          A. Terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, (a) all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions), plus (b) the amount of all Rent owing under this Lease for the balance of the Term discounted at the rate of 8% per year, which amount shall be automatically considered accelerated and immediately due and payable in full by Tenant to Landlord upon Landlord's election to terminate this Lease. Landlord's right to terminate this Lease may also be exercised at any time after an election by Landlord under Section 12.2.B. to terminate Tenant's right to possession of the Premises.

          B. Terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet the Premises, or any part thereof for the account of the Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent reasonably necessary. If Landlord does not relet the Premises, then Tenant shall pay Landlord monthly on the first day of each month during the period that Tenant's right of possession is terminated, a sum equal to the amount of Rent due under this Lease for such month (less any amount which Landlord could have realized if Landlord relet the Premises to a reputable, creditworthy substitute tenant procured by Tenant and presented to Landlord in writing, which substitute tenant was ready, willing and able to lease the entire Premises from Landlord under a lease in form identical to the form of this Lease.) If the Premises are relet and a sufficient sum is not realized from such reletting after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions) to satisfy the payment of Rent due under this Lease for any month, Tenant shall pay Landlord any such deficiency monthly upon demand. Tenant agrees that Landlord may file suit to recover any sums due to Landlord under this Section from time to time and that such suit or recovery or any amount due Landlord shall not be any defense to any subsequent action brought for any amount not previously reduced to judgment in favor of Landlord. If Landlord elects to terminate Tenant's right to possession only without terminating this Lease, Landlord may, at its option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof, as stated in section 13.; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved hereunder for the full Term or from any other obligation of Tenant under this Lease.

          C. In the event a petition is filed by or against Tenant seeking a plan of reorganization or arrangement under Chapter 9, 11 or 13 of the Bankruptcy Code, Landlord and Tenant agree, to the extent permitted by law, that the trustee in bankruptcy shall determine within sixty (60) days after commencement of the case, whether to assume or reject this Lease.

         12.3. ATTORNEYS' FEES. Tenant shall pay upon demand, all costs and expenses, including attorneys' fees, incurred by Landlord in enforcing Tenant's obligations under this Lease, or resulting from Tenant's default under this Lease.

13. SURRENDER OF PREMISES. Upon the expiration or termination of this Lease or termination of Tenant's right of possession of the Premises, Tenant shall surrender and vacate the Premises immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear excepted. Upon any termination which occurs other than by reason of Tenant's default, Tenant shall be entitled to remove from the Premises all movable trade fixtures and personal property of Tenant without credit or compensation from Landlord, provided Tenant immediately shall repair all damage resulting from such removal and shall restore the Premises to a tenantable condition. In the event possession of the Premises is not immediately delivered to Landlord or if Tenant shall fail to remove any movable trade fixtures or personal property which Tenant is entitled to remove, Landlord may remove same without any liability to Tenant. Any movable trade fixtures and personal property which may be removed from the Premises by Tenant, but which are not so removed, shall be conclusively presumed to have been abandoned by Tenant and title to such property shall pass to Landlord without any payment or credit, and Landlord may, at its option and at Tenant's expense, store and/or dispose of such property.

14. HOLDING OVER. Tenant shall pay Landlord double the Adjusted Monthly Base Rent then applicable for each month or partial month during which Tenant retains possession of the Premises, or any part of the Premises, after the expiration or termination of this Lease. Tenant shall indemnify Landlord against all liabilities and damages sustained by Landlord by reason of such retention of possession. The provisions of this section shall not constitute a waiver by Landlord of any re-entry rights of Landlord available under this Lease or by law. If Tenant retains possession of the Premises, or any part of the Premises, for thirty (30) days after the expiration or termination of this Lease, then at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one year on the same covenants, terms, and conditions.

15.  DAMAGE BY FIRE OR OTHER CASUALTY

     15.1. SUBSTANTIAL UNTENANTABILITY. If either the Premises, the particular building in which it is located, or the Complex is rendered substantially untenantable by fire or other casualty, Landlord may elect by giving Tenant written notice ("Landlord's Casualty Notice") within one hundred twenty (120) days after the date of said fire or casualty, either to:

          A. terminate this lease as of the date of the fire or other casualty; or

          B. proceed to repair or restore the Premises, the Buildings or the Complex other than leasehold improvements and personal property installed by Tenant, to substantially the same condition as existed immediately prior to such fire or casualty.

          If Landlord elects to proceed pursuant to subsection B above, Landlord's notice shall contain Landlord's reasonable estimate of the time required to substantially complete such repair or restoration. If such estimate indicates that the time so required will exceed one hundred eighty (180) days from the date of Landlord's

          Casualty Notice, then Tenant shall have the right to terminate this Lease as of the date of such casualty by giving written notice to Landlord not later than twenty (20) days after the date of Landlord's notice. If Landlord's estimate indicates that the repair or restoration can be substantially completed within 180 days, or if Tenant fails to exercise its said right to terminate this Lease, this Lease shall remain in full force and effect.

    15.2. INSUBSTANTIAL UNTENANTABILITY. If either the Premises, the particular building in which it is located, or the Complex is damaged by fire or other casualty, but is not rendered substantially untenantable, then Landlord shall diligently proceed to repair and restore the damaged portions thereof, other than the leasehold improvements and personal property installed by Tenant, to substantially the same condition as existed immediately prior to such fire or casualty, unless such damage occurs during the last twelve (12) months of the Term, in which event Landlord shall have the right to terminate this Lease as of the date of such fire or other casualty by giving written notice to Tenant within thirty (30) days after the date of such fire or other casualty.

    15.3. RENT ABATEMENT. If all or any part of the Premises are damaged by fire or other casualty and this Lease is not terminated, Adjusted Monthly Base Rent shall abate for all or that part of the Premises which are untenantable on a per diem and proportionate area basis from the date of the fire or other casualty until Landlord has substantially completed the repair and restoration work in the Premises, which it is required to perform, provided, that as a result of such fire or other casualty, Tenant does not occupy the portion of the Premises which are untenantable during such period.

    15.4. TENANT'S RESTORATION. If all or any part of the Premises are damaged by fire or other casualty and this Lease is not terminated, Tenant shall promptly and with due diligence repair and restore the leasehold improvements and personal property previously installed by Tenant pursuant to this Lease.

16.  EMINENT DOMAIN.

    16.1. SUBSTANTIAL TAKING. If all or any part of the Premises, the particular building in which it is located, or the Complex is permanently taken or condemned by any competent authority for any public use or purpose (including a deed given in lieu of condemnation), which renders the Premises substantially untenantable, this Lease shall terminate as of the date title vests in such authority, and Adjusted Monthly Base Rent shall be apportioned as of such date.

    16.2. INSUBSTANTIAL TAKING. If any part of the Premises, the particular building in which it is located, or the Complex is taken or condemned for any public use or purpose (including a deed given in lieu of condemnation) and this Lease is not terminated pursuant to section 16.1, Adjusted Monthly Base Rent shall be reduced for the period of such taking by an amount which bears the same ratio to Adjusted

          Monthly Base Rent then in effect as the number of square feet of rentable area in the Premises so taken or condemned, if any, bears to the number of square feet of rentable area specified in section 1.1.I. Landlord, upon receipt and to the extent of the award in condemnation or proceeds of sale, shall make necessary repairs and restorations (exclusive of leasehold improvements and personal property installed by Tenant) to restore the Premises remaining to as near its former condition as circumstances will permit, and to the Buildings and Complex to the extent necessary to constitute the portion of same not so taken or condemned as a complete architectural unit. In the event of any taking or condemnation described in this section 16.2, the rentable area of the Premises stated in section 1.1.I, and the rentable area of the Complex as specified in this Lease shall be reduced, respectively, for all purposes under this Lease by the number of square feet of rentable area of the Premises, if any, and the Complex, if any, so taken or condemned.

    16.3. COMPENSATION. Landlord shall be entitled to receive the entire price or award from any such sale, taking or condemnation without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award; provided, however, Tenant shall have the right separately to pursue against the condemning authority an award in respect of the loss, if any, to leasehold improvements paid for by tenant without any credit or allowance from Landlord.

17. TENANT'S INSURANCE. Tenant, at its expense, shall maintain in force during the Term:

     A. Comprehensive general public liability insurance, which shall include coverage for personal liability, contractual liability, tenant's legal liability, business interruption, bodily injury, death and property damage, all on an occurrence basis with respect to the business carried on, in, or from the Premises and Tenant's use and occupancy of the Premises, with coverage for injury or death of any one person in an amount of not less than $2,000,000 and for injury or death of more than any one person in any one occurrence in an amount of not less than $5,000,00 and for damage to property of not less than $500,000 or such other amounts as Landlord may reasonably require upon not less than sixty (60) days' prior written notice, which insurance shall include Landlord, the Beneficiary, the Manager, or their respective agents and employees as named insureds and shall protect them in respect of claims by Tenant as if they were separately insured; and

     B. Insurance against such other perils and in such amounts as Landlord may from time to time reasonably require upon not less than thirty
          (30) days' prior written notice, such requirement to be made on the basis that the required insurance is customary at the time for prudent tenants of properties similar to the Complex in the Chicago, Illinois area.

         All insurance required to be maintained by Tenant shall be on terms and with insurers reasonably acceptable to Landlord. Each policy shall contain a waiver by the insurer of any rights of subrogation or indemnity or any other claim to which the insurer might otherwise be entitled against Landlord, the Beneficiary, the Manager or their respective agents or employees, and shall also contain an undertaking by the insurer that no material change adverse to Landlord or Tenant will be made, and the policy will not lapse or be cancelled, except after not less than thirty (30) days' prior written notice to Landlord of the intended change, lapse or cancellation. Tenant shall furnish to Landlord, if and whenever requested by it, certificates or other evidences acceptable to Landlord as to the insurance from time to time effected by Tenant and its renewal or continuation in force.

18. RULES AND REGULATIONS. Tenant agrees for itself and for its subtenants, employees, agents and invitees to comply with the following rules and regulations and with all reasonable modifications and additions thereto which Landlord may from time to time make:

          A. any sign, lettering, picture, notice or advertisement installed within the Premises, which is visible from the public corridors within the Buildings, shall be installed in such manner and be of such character and style as Landlord shall approve in writing. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in a position to be visible from outside the Buildings;

          B. Tenant shall not use the name "Printers' Square" for any purpose other than Tenant's business address;

          C. Tenant shall not use the name "Printers' Square" for Tenant's business address after Tenant vacates the Premises;

          D. Sidewalks, entrances, passages, courts, corridors, halls, elevators and stairways in and about the Premises shall not be obstructed nor shall objects be placed against glass partitions, doors or windows which would be unsightly from the corridors of the Buildings or from the exterior of the Buildings;

          E. No animals, pets, bicycles or other vehicles shall be brought or permitted to be brought in the Buildings or the Premises;

          F. Room to room canvasses to solicit business from other tenants of the Complex are not permitted;

          G. Tenants shall not waste electricity, water or air-conditioning and shall cooperate fully with Landlord to assure the most effective and efficient operation of the heating and air-conditioning systems of the Buildings. All controls shall be adjusted only by authorized building personnel;

          H.   All corridor doors shall remain closed at all times;

          I. No locks or similar devices shall be attached to any door except by Landlord and Landlord shall have the right to retain a key to all such locks;

          J. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage. Except during Tenant's normal business hours, Tenant shall keep all doors to the Premises locked and other means of entry to the Premises closed and secured;

          K. Only machinery or mechanical devices of a nature directly related to Tenant's ordinary use of the Premises shall be installed, placed or used in the Premises and the installation and use of all such machinery and mechanical devices is subject to the other rules contained in this 18. and the other portions of this Lease;

          L. All cleaning, repairing, janitorial, decorating, painting or other services and work in and about the Premises shall be done only by authorized Building personnel;

          M. Safes, furniture, equipment, machines and other large or bulky articles shall be brought to the Buildings and into and out of the Premises at such times and in such manner as Landlord shall direct (including the designation of elevator) and at Tenant's sole risk and cost. Prior to Tenant's removal of such articles from the Buildings, Tenant shall obtain written authorization of the office of the Buildings and shall present such authorization to a designated employee of Landlord;

          N. Tenant shall not in any manner deface or damage the Buildings or the Complex;

          O. Inflammables such as gasoline, kerosene, naphtha and benzene, or explosives or any other articles of an intrinsically dangerous nature are not permitted in the Buildings or Premises;

          P. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electric wiring of the Buildings and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electrical equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity;

          Q. To the extent permitted by law, Tenant shall not permit picketing or other union activity involving its employees in the Buildings or the Complex, except in those locations and subject to time and other limitations as to which Landlord may give prior written consent;

          R. Tenant shall not enter into or upon the roof or basement of the Buildings or any storage, heating, ventilation, air-conditioning, mechanical or elevator machinery housing areas;

          S. Tenant shall not distribute literature, flyers, handouts or pamphlets of any type in any of the common areas of the Buildings, without the prior written consent of Landlord;

          T. Tenant shall not cook, otherwise prepare, sell or dispense any food or beverages in or from the Premises;

          U. Tenant shall not permit the use of any apparatus for sound production or transmission in such manner that the sound so transmitted or produced shall be audible or vibrations therefrom shall be detectable beyond the Premises;

          V. Tenant shall keep all electrical and mechanical apparatus free of vibration, noise and air waves which may be transmitted beyond the Premises;

          W. Tenant shall not permit objectionable odors or vapors to emanate from the Premises;

          X. Tenant shall not place a load upon any floor of the Premises exceeding the floor load capacity for which such floor was designed or allowed by law to carry; and

          Y. No floor covering shall be affixed to any floor in the Premises by means of glue or other adhesive, unless the installation procedure is approved by Landlord.

     Landlord shall not be responsible for the violation of any of the foregoing rules and regulations by other tenants of the Buildings or the Complex and shall not be obligated to enforce the same against other tenants.

19. LANDLORD'S RIGHTS. Landlord shall have the following rights exercisable without notice (except as expressly provided to the contrary) and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent:

          A. To change the name or street address of the Buildings or the Complex, upon thirty (30) days' prior written notice to Tenant;

          B. To install, affix and maintain all signs on the exterior and/or interior of the Buildings and in and about the Complex;

          C. To designate and/or approve prior to installation, all types of signs, window shades, blinds, drapes, awnings or other similar items, and all internal lighting that may be visible from the exterior of the Premises;

          D. To display the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term;

          E. To change the arrangement of entrances, doors, corridors, elevators and stairs in the Buildings and Complex, provided that no such change shall materially adversely affect access to the Premises;

          F. To grant to any party the exclusive right to conduct any business or render any service in or to the Buildings, provided such exclusive right shall not operate to prohibit Tenant from using the Premises for the purposes permitted hereunder;

          G. To prohibit the placing of vending or dispensing machines of any kind in or about the Premises other than for use by Tenant's employees;

          H. To have access for Landlord and other tenants of the Buildings to any mail chutes and boxes located in or on the Premises according to the rules of the United States Post Office;

          I. To close the Buildings and Complex after normal business hours, except that Tenant and its employees and invitees shall be entitled to admission at all times, under such regulations as Landlord prescribes for security purposes;

          J. To take any and all reasonable measures, including inspections and repairs to the Premises of the Buildings, as may be necessary or desirable in the operation or protection thereof;

          K.   To retain at all times master keys or pass keys to the Premises;

          L. To install, operate and maintain security systems which monitor, by closed circuit television or otherwise, all persons entering and leaving the Buildings or the Complex; and

          M. To install and maintain pipes, ducts, conduits, wires and structural elements located in the Premises which serve other parts or other tenants of the Buildings.

20. ESTOPPEL CERTIFICATE. Tenant shall, from time to time, upon not less than ten (10) days' prior written request by Landlord or any mortgagee or ground lessor of the Complex, deliver to Landlord or such mortgagee or ground lessor, a statement in writing certifying:

          A. That this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease, as modified, is in full force and effect;

          B. The amount of Adjusted Monthly Base Rent then payable under this Lease and the date to which Rent has been paid;

          C. That Landlord is not in default under this Lease or any work letter agreement, or, if in default, a detailed description of such default(s);

          D. That Tenant is or is not in possession of the Premises, as the case may be; and

          E.   Such other information as may be requested.

21. RELOCATION OF TENANT. At any time after the date of this Lease, Landlord may substitute for the Premises, other premises in the Complex (the "New Premises"), in which event the new Premises shall be deemed to be the Premises for all purposes under this Lease, provided: the New Premises shall be similar to the Premises in area and configuration; the substitution shall be made in order to lease the Premises to a new or existing tenant, who will occupy all or a substantial part of the floor of the Buildings on which the Premises are located; if Tenant is then occupying the Premises, Landlord shall pay the actual and reasonable expenses of physically moving Tenant, its property and equipment to the New Premises; Landlord shall give Tenant not less than thirty (30) days' prior written notice of such substitution; and Landlord, at its expense, shall improve the New Premises with improvements substantially similar to those in the Premises at the time of such substitution, if the Premises are then improved, or if not then improved, Landlord, at its expense, shall improve the New Premises in accordance with the Work Agreement.

22.  ADJUSTMENTS TO MONTHLY BASE RENT

    22.1. DEFINITIONS. For the purpose of this section 22, the following words, terms and phrases shall have the following meanings:

          A. "Adjustment Date" shall mean each January 1st occurring during the Term, except the first Adjustment Date shall be January 1, 1995.

          B. "Adjustment Year" shall mean each calendar year during which an Adjustment Date occurs.

          C.   "Consumer Price Index" - Intentionally omitted.

          D. "Operating Expenses" shall mean all costs, expenses and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the management, operation, maintenance, replacement and repair of all Buildings, improvements and land comprising the Complex and of the personal property, fixtures, machinery, equipment, systems and apparatus located in or used in connection therewith, including (without limitation) the cost of security and security devices and systems, snow and ice and trash removal, cleaning and sweeping, planting and replacing decorations, flowers and landscaping, maintenance, repair and replacement of utility systems, elevators and escalators, electricity, steam, water, sewers, fuel, heating, lighting, air conditioning, window cleaning, janitorial service, insurance, including but not limited to, fire, extended coverage, all risk, liability, workmen's compensation, elevator, or any other insurance carried by the Landlord and applicable to the Complex, painting, uniforms, management fees, supplies, sundries, sales or use taxes on supplies or services, cost of wages and salaries of all persons engaged in the operation, management, maintenance and repair of the Complex, and so-called fringe benefits, including social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, management, maintenance and repair of the Complex, the charges of any independent contractor who, under contract with the Landlord or its representatives, does any of the work of operating, managing, maintaining or repairing of the Complex, legal and accounting expenses, or any other expense or charge, whether or not hereinbefore mentioned, which, in accordance with generally accepted accounting and management principles, would be considered as an expense of owning, managing, operating, maintaining or repairing the Complex. Operating Expenses shall not include the following: costs of improvement of the Premises and the premises of other tenants of the Buildings; charges for depreciation of the Buildings and improvements comprising the Complex; interest and principal payments on mortgages; real estate brokerage and leasing commissions; salaries and other compensation of executive officers of the Manager senior to the individual Building or Complex manager; any expenditures for which Landlord has been reimbursed (other than pursuant to rent abatement and escalation provisions provided in leases); capital improvements to the Complex; and all taxes and assessments other than sales, use and payroll taxes. For purposes of determining Tenant's prorata share of Operating Expenses, Operating Expenses are divided into five
               (5) categories; namely, Insurance, Water, Outside Maintenance Costs, Inside Maintenance Costs and Other Operating Expenses. Outside Maintenance Costs shall include all charges for exterior maintenance and upkeep, including, but not limited to, snow removal, loading docks, roofs, shrubs and general exterior maintenance. Inside Maintenance Costs shall include all charges for interior maintenance and upkeep, including, but not limited to, lobbies, corridors, rest rooms, elevators, receiving rooms and vestibules in the office and commercial areas. Operating Expenses which, in Landlord's sole and absolute judgment, do not fall into any one of the categories of Insurance, Water, Outside Maintenance Costs or Inside Maintenance Costs shall be included in Other Operating Costs.

          E. "Per Square Foot Operating Expenses" shall mean the total amount of Operating Expenses for any Adjustment Year relating to Insurance, Water, Outside Maintenance Costs, Inside Maintenance Costs and Other Expenses and shall be determined as follows:

               (1) For that portion of the Operating Expenses relating to Insurance, the total insurance premium shall be divided by 523,686* square feet;

               (2) For that portion of the Operating Expenses relating to Water, the product of twenty-five (0.25) percent** of the total water bill shall be divided by 161,770* square feet;

               (3) For that portion of the Operating Expenses relating to Outside Maintenance Costs, the total Outside Maintenance Costs shall be divided by 523,686* square feet;

               (4) For that portion of the Operating Expenses relating to Inside Maintenance Costs, the total Inside Maintenance Costs shall be divided by 161,770* square feet;

               (5) For that portion of the Operating Expenses relating to Other Operating Costs, the total Other Operating Costs shall be divided by 523,686* square feet;

          F. "Taxes" shall mean all federal, state and local governmental taxes, assessments and charges (including transit or transit district taxes or assessments) of every kind or nature, whether general, special, ordinary or extraordinary, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of all Buildings, improvements and land comprising the Complex, or of the personal property, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith (including any rental or similar taxes levied in lieu of or in addition to general real and/or personal property taxes). For purposes hereof, Taxes for any year shall be Taxes which are due for payment or paid in that year, rather than Taxes which are assessed or become a lien during such year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. Taxes in any year shall be reduced by the net amount of any tax refund received by Landlord during such year. If a special assessment payable in installments is levied against the Complex, Taxes for any year shall include only the installment of such assessment and any interest payable or paid during such year. Taxes shall not include any federal, state or local sales, use, franchise, capital stock, inheritance, general income, payroll, gift or estate taxes, except that if a change occurs in the method of taxation resulting in whole or in part in the substitution of any such taxes, or any other assessment, for any Taxes as above defined, such substituted taxes or assessments shall be included in the Taxes.

          G. "Per Square Foot Taxes" shall mean (i) the product of (a) the amount of Taxes for which payment is due or made in any Adjustment Year multiplied by (b) thirty-four and ninety-one/one hundredths (.3491) percent, divided by (ii) 161,770* square feet.

          H.   Intentionally omitted.

*         I.   For purposes of determining Tenant's Share of Operating Expenses and Taxes, Landlord and Tenant agree that the total rentable office and commercial area of the Complex consists of 161,770 square feet and the total rentable office, commercial and residential area of the Complex consists of 523,686 square feet.

**        J.   For purposes of determining Tenant's Share of that portion of the
               Operating Expenses relating to Water, Landlord and Tenant agree that the office and commercial tenants of the Complex will use twenty-five (0.25) percent of the total water that will be metered coming into the Complex.

    22.2. ADJUSTMENTS TO MONTHLY BASE RENT.

          Effective as of each Adjustment Date, Monthly Base Rent shall be increased by an amount equal to one-twelfth (1/2) of the product of:

          A. The rentable area of the Premises stated in section 1.1.I multiplied by

          B. the amount by which the sum of the Per Square Foot Operating Expenses and Per Square Foot Taxes for the Adjustment Year in which such Adjustment Date occurs exceeds the sum of $7.50 per square foot.

    22.3. PROJECTIONS. For purposes of calculating Taxes and Operating Expenses for any Adjustment Year, Landlord may make reasonable estimates, forecasts or projections (collectively, the "Projections") of Taxes and Operating Expenses for such Adjustment Year. Landlord shall deliver to Tenant a written statement setting forth the amount of the Projections of Operating Expenses and Taxes Per Square Foot for the Adjustment Year in which such Adjustment Date occurs and providing a calculation of the increase in installments of Monthly Base Rent to become effective as of said Adjustment Date; provided, however, that the failure of

          Landlord to provide any such statement shall not relieve Tenant from its obligation to continue to pay Adjusted Monthly Base Rent at the rate then in effect under this Lease, and if and when Tenant receives such statement from Landlord, Tenant shall pay any increases in Monthly Base Rent reflected thereby effective retroactively to the most recently preceding Adjustment Date.

    22.4. READJUSTMENTS. On or about April 1st following the end of each Adjustment Year, or at such later time as Landlord shall be able to determine the actual amounts of Operating Expenses and Taxes for the Adjustment Year last ended, Landlord shall notify Tenant in writing of such actual amounts. If such actual amounts exceed the Projections for each Adjustment Year, then Tenant shall, within thirty (30) days after the date of such written notice from Landlord pay to Landlord an amount equal to the excess of the Adjusted Monthly Base Rent payable for the Adjustment Year last ended based upon actual Operating Expenses and Taxes for such year over the total Adjusted Monthly Base Rent paid by Tenant during such Adjustment Year. The obligation to make such payments shall survive the expiration or earlier termination of the Term. If the total Adjusted Monthly Base Rent paid by Tenant during such Adjustment Year exceeds the amount thereof payable for such year based upon actual Operating Expenses and Taxes for such Adjustment Year, then Landlord shall credit such excess to installments of Adjusted Monthly Base Rent payable after the date of Landlord's notice until such excess has been exhausted, or if this Lease shall expire prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent. No interest or penalties shall accrue on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section.

    22.5. PARTIAL OCCUPANCY. For purposes of determining adjustments to installments of Monthly Base Rent for any Adjustment Year in which the Complex is not fully occupied by tenants, the amount of the Taxes and the amount of Operating Expenses for such Adjustment Year shall be appropriately adjusted by the Landlord to the amount that would have been payable or incurred by the Landlord had the Complex been fully occupied during such Adjustment Year.

    22.6. BOOKS AND RECORDS. Landlord shall maintain books and records showing Operating Expenses and Taxes in accordance with sound accounting and management practices. The books and records shall be available to Tenant for inspection during normal business hours upon prior reasonable notice.

    22.7. NO DECREASES IN MONTHLY BASE RENT. Notwithstanding anything to the contrary contained in this Lease, Monthly Base Rent shall not be adjusted or decreased below the amount set forth in section 1.1.H.

23. REAL ESTATE BROKERS. Tenant represents that Tenant has not dealt with any real estate broker, salesperson, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant.

     Tenant agrees to indemnify and hold harmless Landlord, the Beneficiary and the Manager from and against any and all liabilities and claims for commissions and fees arising out of breach of the foregoing representation. Landlord shall be responsible for the payment of all commissions to the broker, if any, specified in this section 23, based upon the leasing commission policy of Landlord applicable to the Complex as of the date of this Lease.

24. SUBORDINATION AND ATTORNMENT

    24.1. SUBORDINATION. This Lease and the rights of Tenant hereunder are expressly subject and subordinate to any ground lease of the land comprising the Complex now or hereafter existing and all amendments, renewals and modifications and extensions of and to any said ground lease, and to the lien of any mortgage now or hereafter existing encumbering the Complex, or any part thereof, or said ground leasehold estate, and all amendments, renewals and modifications and extensions of and to any said mortgage, and to all advances made or hereafter to be made upon the security of said mortgage. Tenant agrees to execute and deliver such further instruments subordinating this Lease to any such ground lease or to the lien of any such mortgage as may be requested in writing by Landlord from time to time.

    24.2. ATTORNMENT. In the event of the cancellation or termination of any such ground lease in accordance with its terms or by the surrender of such ground leasehold estate, whether voluntary, involuntary or by operation of law, or by summary proceedings, or the foreclosure of any such mortgage by voluntary agreement or otherwise, or the commencement of any judicial action seeking such foreclosure, Tenant, at the request of the then Landlord, shall attorn to and recognize such ground lessor, mortgagee or purchaser in foreclosure as Tenant's Landlord under this Lease. Tenant agrees to execute and deliver at any time upon request of such ground lessor, mortgagee, purchaser, or their successors, any instrument to further evidence such attornment.

25. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be deemed given and delivered, whether or not received, when deposited in the United States Mail, postage prepaid and properly addressed, certified mail, return receipt requested, at the following addresses:

     To Landlord:    LaSalle  National Trust N.A., not  personally,  but as
                     Trustee under Trust Agreement dated April 14, 1978 and known as Trust 54214
                     c/o Anvan Realty & Management Company
                     1901 South Meyers Road, Suite 520
                     Oakbrook Terrace, Illinois 60181
                     Attention:  Mr. Raymond T. Denten

     or such other address as Landlord shall designate by written notice to Tenant; and

     To Tenant:     Cherry Communications, Inc.
                    2205 Enterprise Drive, Suite 501
                    Westchester, IL 60154

     or such other address as Tenant shall designate by written notice to Landlord.

26.  MISCELLANEOUS

    26.1. LATE CHARGES. All delinquent Rent shall bear interest at the maximum rate permitted by law or eighteen (18%) percent per annum, whichever is less, from the date due until paid.

    26.2. ENTIRE AGREEMENT. This Lease and the Exhibits attached hereto contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written.

    26.3. NO OPTION. The execution of this Lease by Tenant and delivery of same to Landlord or Manager does not constitute a reservation of or option for the Premises or an agreement to enter into a Lease and this Lease shall become effective only if and when Landlord executes and delivers same to Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or the Manager shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for thirty (30) days after such execution and delivery. If Tenant is a corporation, it shall deliver to Landlord concurrently with the delivery to Landlord of an executed Lease, if requested by it, certified resolutions of Tenant's directors authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder.

    26.4. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Premises shall reinstate, continue or extend the Term.

    26.5. LANDLORD'S OBLIGATION ON SALE OF BUILDINGS. In the event of any sale or other transfer of the Complex or the Buildings, Landlord and the seller or transferor (and the beneficiaries of any selling or transferring land trust) shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer.

    26.6. BINDING EFFECT. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns.

    26.7. FORCE MAJEURE. Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Lease on Landlord's part to be performed, if Landlord fails to timely perform same and such failure is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, Acts of God, acts caused directly or indirectly by Tenant (or Tenant's agents, employees or invitees) or any other cause beyond the reasonable control of Landlord.

    26.8. CAPTIONS. The article and section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such articles or sections.

    26.9. APPLICABLE LAW. This Lease shall be construed in accordance with the laws of the State of Illinois.

   26.10. TIME. Time is of the essence of this Lease and the performance of all obligations hereunder.

   26.11. LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES. If Tenant fails timely to perform any of its duties under this Lease, Landlord shall have the right (but not the obligation) after the expiration of any grace period elsewhere under this Lease expressly granted to Tenant for the performance of such duty, to perform such duty on behalf and at the expense of Tenant without further prior notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be additional Rent under this Lease and shall be due and payable upon demand by Landlord.

   26.12. RIDERS. All Riders attached hereto and executed by both Landlord and Tenant shall be deemed to be a part hereof and are hereby incorporated herein.

27. PARKING. A parking garage is located within the Complex. The parking garage and garage access road are not included in the Common Areas. Should Tenant desire to have parking privileges in the parking garage, Tenant should make the necessary arrangements therefor with the operator of the parking garage.

28. EXCULPATION. This Lease is executed by LaSalle National Trust N.A., not personally, but as Trustee as aforesaid in the exercise of the power and authority conferred upon and vested in it as such Trustee and it is expressly understood and agreed that nothing herein contained shall be construed as creating any liability on said LaSalle National Trust N.A. or any person interested beneficially or otherwise in said Trust Agreement establishing

     Trust No. 54214 personally to pay any sums owing hereunder or to perform any covenant either express or implied herein contained, all such liability, if any, being expressly waived by Tenant, and the heirs, personal representatives, successors and assigns of Tenant, and so far as said LaSalle National Trust N.A. and any person interested beneficially or otherwise in said Trust Agreement establishing Trust No. 54214 are concerned, Tenant, and the heirs, personal representatives, successors and assigns of Tenant, shall look solely to the property specifically described in said Trust Agreement establishing Trust No. 54214 for the payment of any sums owing hereunder or the enforcement of any covenant either express or implied herein contained.

IN WITNESS WHEREOF, this Lease has been executed as of the date set forth in section 1.1.D hereof.


LANDLORD:                                         TENANT:

LaSalle National Trust N.A.,
not personally, but solely as
Trustee under Trust Agreement
dated April 14, 1978 and                             Cherry Communications, Inc.
known as Trust Number 54214                              an Illinois corporation


By:    /s/ Joseph M. Larry                           By:  /s/ David Giangreco
   ---------------------------------                      ---------------------

Title:  Sr. Vice President                           Its:  President
      ------------------------------                      ----------------------
                                                                 President


                                                     ATTEST:


                                                     By:   /s/ Jo Ann Vaitenas
                                                        ------------------------

                                                     Its:  Secretary
                                                         ----------------------
                                                               Secretary

                                    EXHIBIT A

                                PLAN OF PREMISES

                                (to be inserted)

                              AMENDMENT NUMBER ONE
                          TO CHERRY COMMUNICATION, INC.
                                  OFFICE LEASE

     This Amendment Number One ("Amendment") is dated as of March 11, 1996 and is made by and between LASALLE NATIONAL TRUST, N.A., not personally, but solely as Trustee under Trust Agreement dated April 14, 1978 and known as Trust Number 54214 ("Landlord") and CHERRY COMMUNICATIONS, INC., an Illinois corporation ("Tenant").

                                    RECITALS

            WHEREAS, on February 10, 1995 Landlord and Tenant entered into that certain lease for certain premises located in the Complex commonly known as Printer's Square (the "Lease"); and

            WHEREAS, the Term of the Lease will expire on February 28, 2000; and

            WHEREAS, the Tenant wants to expand into additional premises in the Complex and the Landlord has additional premises to lease to Tenant; and

            WHEREAS, Tenant and Landlord desire to further extend the Term of the Lease.

            NOW, THEREFORE, in consideration of Ten and no/100 ($10.00) Dollars and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged the parties, Landlord and Tenant agree as follows:

         1. The recitals set forth above are hereby incorporated by reference as if fully set forth herein.

         2. Unless otherwise provided to the contrary, the capitalized words and phrases herein shall have the same meaning as defined in the Lease.

         3. EXTENSION OF TERM. The term of the Lease is hereby extended for an additional thirteen calendar months from March 1, 2000 to March 31, 2001.

         4. EXPIRATION DATE. Paragraph 1.1.G. of the Lease is hereby deleted in is entirety and the following is substituted in its place:

            1.1.G.  EXPIRATION DATE OF TERM:

                    March 31, 2001

         5. MONTHLY BASE RENT. Paragraph 1.1.H of the Lease is modified and amended to reflect the following rental amounts during the following time periods:

         - 4/1/96 - 3/31/97: Eight thousand five hundred fifty four and 67/100 ($8,554.67) dollars per calendar month (ie. $14.42/square foot/annum; $102,655.98/annum); and

         - 4/1/97 - 3/31/98: Eight thousand eight hundred nine and 76/100 ($8,809.76) dollars per calendar month (ie. $14.85/square foot/annum; $105,717.15/annum); and

         - 4/1/98 - 3/31/99: Nine thousand seventy six and 25/100 ($9,076.25)
         dollars per calendar month (ie. $15.30/square foot/annum; $108,920.70/annum); and

         - 4/1/99 - 3/31/00: Nine thousand three hundred forty nine and 62/100 ($9,349.62) dollars per calendar month (ie. $15.76/square foot/annum; $112,195.44/annum); and

         - 4/1/00 - 3/31/01: Nine thousand six hundred twenty eight and 45/100 ($9,628.45) dollars per calendar month (ie. $16.23/square foot/annum; $115,541.37/annum).

         6. RENTABLE AREA/FLOOR. Paragraphs 1.1.I and 1.1.K. of the Lease are hereby deleted in their entirety and the following is substituted in their place:


                  1.1.I. RENTABLE AREA OF THE PREMISES

                           3/1/95 - 3/31/96          3,042 square feet

                           4/1/96 - 3/31/01          7,119 square feet

                  1.1.K.  FLOOR

                           3/1/95 - 3/31/96          Third Floor-Suite 301

                           4/1/96 - 3/31/01          Third Floor-Suite 301 and Second Floor-Suite 250

         7. NOTICES. Notwithstanding anything in the Lease to the contrary, any and all notice to be sent to the Landlord shall be addressed to the Landlord and sent to the following address:

                           c/o Anvan Realty & Management Company
                           1901 South Meyers Road, Suite 200
                           Oakbrook Terrace, Illinois 60181
                           Attn:  Andreas A. Antoniou

         8. Except as, and to the extent amended herein, the Lease is hereby restated by this reference and deemed to be in full force and effect.

         9. This Amendment is to be read consistently with the Lease, but in the event of any conflict between the Lease and this Amendment, this Amendment will control.

         10. This Amendment is executed by LaSalle National Trust N.A., not personally, but as Trustee as aforesaid in the exercise of the power and authority conferred upon and vested in it as such Trustee and it is expressly understood and agreed that nothing herein contained shall be construed as creating any liability on said LaSalle National Trust N.A. or any person interested beneficially or otherwise in said Trust Agreement establishing Trust No. 54214 personally to pay any sums owing hereunder or to perform any covenant either express or implied herein contained, all such liability, if any, being expressly waived by Tenant, and the heirs, personal representatives, successors and assigns of Tenant, and so far as said LaSalle National Trust N.A. and any person interested beneficially or otherwise in said Trust Agreement establishing Trust No. 54214 are concerned, Tenant, and the heirs, personal representatives, successors and assigns of Tenant, shall look solely to the property specifically described in said Trust Agreement establishing Trust No. 54214 for the payment of any sums owing hereunder or the enforcement of any covenant either express or implied herein contained.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                             Landlord:
                             LASALLE NATIONAL TRUST, N.A., not
                             personally, but solely as Trustee aforesaid


                             By:  /s/ Joseph M. Larry
                                 ----------------------------------------------
                             Its:  Sr. Vice President
                                 ----------------------------------------------


                             Tenant:
                             CHERRY COMMUNICATIONS, INC., a Illinois
                             corporation


                             By:  /s/ Robert Carrabis
                                 ----------------------------------------------
                             Its:  Vice President  and
                                 ----------------------------------------------
                                 Chief Operating Officer
                                 ----------------------------------------------


                             Attest:  /s/ Jo Ann Vaitenas
                                    -------------------------------------------
                             Its:  Secretary
                                 ---------------------------------------------

                                   EXHIBIT B


                             Third Floor - Suite 301

                                3,042 Square Feet

                                   EXHIBIT C

                               Monthly Base Rent

10/01/98 - 03/31/99                                         $3,878.55 per month
04/01/99 - 03/31/00                                         $3,995.16 per month
04/01/00 - 03/31/01                                         $4,114.30 per month
